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                                                                     EXHIBIT 24
                                                                     BA - WV 10K

                               POWER OF ATTORNEY

     WHEREAS, BELL ATLANTIC - WEST VIRGINIA, INC., a West Virginia corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1994, an annual report on Form 10K pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and

     WHEREAS, each of the undersigned is an officer or director, or both, of the Company as stated below;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints David E. Lowe, Ritchie A. Ireland, II and John R. Ruddick and each of them, as attorneys for the purpose of executing and filing such annual report, and thereafter to execute and file any amended annual report or supplements to such reports, hereby granting to said attorneys full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and conforming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 22nd day of March, 1994.


\s\ David E. Lowe            \s\ Neil S. Bucklew
- -----------------            -------------------
David E. Lowe                Neil S. Bucklew
Director, President          Director

\s\ William C. Campbell      David K. Hall
- -----------------------      -------------
William C. Campbell          David K. Hall
Director                     Director, Vice President

\c\ Russell L. Isaacs        \s\ Wilbur S. Jones
- ---------------------        -------------------
Russell L. Isaacs            Wilbur S. Jones
Director                     Director

\s\ Brian J. Kelly           \s\ Dan R. Moore
- ------------------           ----------------
Brian J. Kelly               Dan R. Moore
Director                     Director

\s\ Lacy I. Rice, Jr.        \s\ Susan S. Ross
- ---------------------        -----------------
Lacy I. Rice, Jr.            Susan S. Ross
Director                     Director